Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Consolidated Statements of Operations
Revenue	$ 0	$ 0
Operating Expenses:
Sales and Marketing	115,833	232,084
General and Administrative	296,279	369,538
Research and Development	146,469	545,639
Total Operating Expenses	558,581	1,147,261
Loss from Operations	(558,581)	(1,147,261)
Other Expense (Income)
Interest Expense, Net	617,189	1,316,407
Bank and Financing Fees	10,076	19,799
Miscellaneous Income	0	(178,394)
Total Other Expense	627,265	1,157,812
Loss Before Income Tax	(1,185,846)	(2,305,073)
Income Tax	0	0
Net Loss	(1,185,846)	(2,305,073)
Less: Preferred Stock Dividends	10,000	10,000
Net Loss Available to Common Stockholders	$ (1,195,846)	$ (2,315,073)
Net Loss per Common Share:
Basic	$ (0.22)	$ (0.49)
Diluted	$ (0.22)	$ (0.49)
Weighted Average Number of Common Shares Outstanding - Basic	5,324,402	4,753,151
Weighted Average Number of Common Shares Outstanding - Diluted	5,324,402	4,753,151